UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): November 15, 2006

                    PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

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            Nevada                         000-32517             20-4381969
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(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
Incorporation or Organization)                               Identification No.)
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                                1230 Calle Suerte
                           Camarillo, California 93012
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (866) 868-0461

                                   Copies to:
                                 Marc Ross, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 15, 2006, Pride Business Development Holdings, Inc. (the "Company") issued a press release that it had commenced delivery of it has commenced delivery of its concealable bullet resistant vests to a private security company contracted by the U.S. Border Patrol to transport prisoners at or near the U.S.A. / Mexico Border. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.                Description
-----------                -----------

99.1                       Press Release, dated November 15, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.

Date: November 15, 2006                By:/s/Ari Markow
                                          ----------------
                                       Name: Ari Markow
                                       Title: President